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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (date of earliest event reported) January 27, 2000
                         ------------------------------


                          VERITAS SOFTWARE CORPORATION
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             (Exact name of registrant as specified in its charter)

          Delaware                   000-26247                   77-0507675
   ------------------------         ------------             ------------------
(State or other jurisdiction        (Commission               (I.R.S. Employer
      of incorporation)             File Number)             Identification No.)


                              1600 Plymouth Street
                         Mountain View, California 94043
            --------------------------------------------------------
           (Address of principal executive offices including Zip Code)


       Registrant's telephone number, including area code: (650) 335-8000

                          -----------------------------

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Item 5: Other Events

     On January 27, 2000, VERITAS Software Corporation announced financial results for its fourth quarter ended December 31, 1999. The press release is attached to this Current Report as Exhibit 99.1 and is incorporated herein by this reference.

Item 7: Financial Statements and Exhibits.

     (c)  Exhibits

          99.1 Press release dated January 27, 2000.


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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  January 27, 2000

                                    VERITAS SOFTWARE CORPORATION

                                    By: /s/ JAY A. JONES
                                        ----------------------------------------
                                        Jay A. Jones
                                        Senior Vice President,
                                        Chief Administrative Officer & Secretary


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                                  EXHIBIT INDEX

99.1 Press release of the registrant dated January 27, 2000.


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